Statement of Additional Information (SAI) Supplement American Century International Bond Funds
Supplement dated September 3, 2021 ■ SAI dated March 1, 2021

The following replaces the entry for Abdelak Adjriou in the Accounts Managed table on page 43 of the SAI.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Lynn Chen[1]	Number of Accounts	3	1	6
	Assets	$3.5 billion[2]	$5.0 million	$1.3 billion
1 Information provided as of September 1, 2021.
2 Includes $2.5 billion in Global Bond and $838.6 million in International Bond.

The following replaces the entries for Abdelak Adjriou in the Ownership of Securities table on page 45 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Global Bond
Lynn Chen[1]	A
International Bond
Lynn Chen[1]	A
1 Information provided as of September 1, 2021.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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